1994 STOCK OPTION AND INCENTIVE PLAN
OF NORWICH FINANCIAL CORP.


I. GENERAL

1.   Purpose.

     This 1994 Stock Option and Incentive Plan (the "Plan") of Norwich Financial Corp. (the "Company") is intended to advance the interests of the Company by providing certain employees and directors of the Company Group with an additional incentive, encouraging stock ownership by such individuals, increasing their proprietary interest in the success of the Company and encouraging them to remain employees or directors of the Company Group.

2.   Definitions.

     Whenever used herein, the following terms shall have the meanings set forth below:

     (a)     "Board" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

     (c) "Committee" means the Stock Option Committee appointed by the Board to administer this Plan pursuant to Section 3 hereof.

     (d) "Company Group" means the Company, a parent corporation or subsidiary corporation of the Company, or a corporation, or a parent corporation or subsidiary corporation of such corporation, issuing or assuming an Option in a transaction of the type described in Section 424(a) of the Code. The terms "parent corporation" and "subsidiary corporation" shall have the meanings assigned to such terms by Section 424 of the Code.

     (e)     "Disability" means a permanent and total disability as defined in
     Section 422(c)(6) of the Code.

     (f) "Fair Market Value" means the average of closing bid and asked prices for the shares on the date as of which the determination is made (or if no such quotation occurred on that date, on the next preceding date on which there was such a quotation), as made available for publication by the National Association of Securities Dealers Automated Quotation System, or if no such prices are available, the fair market value as determined by reasonable rules to be adopted by the Committee.

     (g) "Incentive Stock Option" means an Option granted pursuant to the Incentive Stock Option provisions as set forth in Part II of this Plan.

     (h) "Nonqualified Stock Option" means an Option granted pursuant to the Nonqualified Stock Option provisions as set forth in Part III of this Plan.

     (i)     "Option" means an option to purchase shares under this Plan.

     (j) "Participant" means an individual to whom an Option is granted under this Plan.

     (k) "Rule 16b-3" means Rule 16b-3 under the Securities Exchange Act of 1934, as it may be amended from time to time.

     (l)     "Shares" means shares of the Company's common stock.

     (m) "Stock Appreciation Right" means a stock appreciation right granted to a Participant pursuant to Section 3 of Part II or Section 3 of
     Part III of this Plan.

3.   Administration

     This Plan shall be administered by a Stock Option Committee appointed by the Board. The Committee shall consist of at least two individuals all of whom are non-employee directors for purposes of Rule 16b-3. The Board, at its pleasure, may remove members from or add members to the Committee. A majority of Committee members shall constitute a quorum of members, and the actions of the majority shall be final and binding on the whole Committee.

     In addition to the other powers granted to the Committee under this Plan, the Committee shall have the power, subject to the terms of this Plan:
     (i) to determine which of the eligible individuals shall be granted Options and Stock Appreciation Rights; (ii) to determine the time or times when Options and Stock Appreciation Rights shall be granted and to determine the number of Shares subject to each Option and Stock Appreciation Right; (iii) to grant Options with or without related Stock Appreciation Rights; (iv) to determine whether Stock Appreciation Rights shall be settled in cash, in Shares, or in a combination of cash and Shares; (v) to accelerate or extend (except for Incentive Stock Options) the date on which a previously granted Option or Stock Appreciation Right may be exercised; (vi) to prescribe the form of agreement evidencing Options and Stock Appreciation Rights granted pursuant to this Plan; and
     (vii) to construe and interpret this Plan and the agreements evidencing Options and Stock Appreciation Rights granted pursuant to this Plan, and to make all other determinations and take all other actions necessary or advisable for the administration of this Plan.

4.   Eligibility.

     The individuals who shall be eligible to receive Options and Stock Appreciation Rights shall be such employees employed by a member of the Company Group as shall be selected by the Committee. Participants chosen to participate under this Plan may be granted an Incentive Stock Option, a Nonqualified Stock Option, or any combination thereof (with or without related Stock Appreciation Rights). In addition, directors of any subsidiary of the Company who are not members of the Board and who are not employed by a member of the Company Group as shall be selected by the Committee shall be eligible to receive Nonqualified Stock Options (with or without related Stock Appreciation Rights) pursuant to this Plan.

5.   Shares Subject to This Plan.

     The Shares subject to Options and Stock Appreciation Rights shall be either authorized and unissued Shares or treasury Shares. The aggregate number of Shares which may be issued pursuant to this Plan shall be 400,000. Except as provided below, if an Option shall expire and terminate for any reason, in whole or in part, without being exercised, the number of Shares as to which such expired or terminated Option shall not have been exercised may again become available for the grant of Options or Stock Appreciation Rights. If a Stock Appreciation Right is exercised in whole or in part, and, as a result, the related Nonqualified Stock Option or Incentive Stock Option is cancelled, to the extent of the number of Shares with respect to which the Stock Appreciation Right was exercised, such number of Shares shall not again be available for the grant of Options or Stock Appreciation Rights.

6.   No Tandem Options.

     There shall be no terms and conditions under an Option which provide that the exercise of an Incentive Stock Option reduces the number of Shares for which a Nonqualified Stock Option may be exercised; and there shall be no terms and conditions under an Option which provide that the exercise of a Nonqualified Stock Option reduces the number of Shares for which an Incentive Stock Option may be exercised.

II.  INCENTIVE STOCK OPTION PROVISIONS

1.   Grant of Incentive Stock Options.

     Subject to the provisions of this Part II, the Committee shall from time to time determine those individuals eligible pursuant to Section 4 of
     Part I to whom Incentive Stock Options shall be granted and the number of Shares subject to, and terms and conditions of, such Options. The aggregate Fair Market Value (determined as of the date of grant) of shares with respect to which incentive stock options (as defined in Section 422 of the Code) are exercisable for the first time by an individual in a calendar year (under all plans of the Company Group) shall not exceed $100,000. Anything herein to the contrary notwithstanding, no Incentive Stock Option shall be granted to an employee if, at the time the Incentive Stock Option is granted, such employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of any member of the Company Group unless the option price is at least 110% of the Fair Market Value of the Shares subject to the Incentive Stock Option at the time the Incentive Stock Option is granted and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date the Incentive Stock Option is granted.

2.   Terms and Conditions of Incentive Stock Options.

     Each Incentive Stock Option shall be evidenced by an option agreement which shall be in such form as the Committee shall from time to time approve, and which shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares. Each Incentive Stock Option agreement shall state the number of shares covered by the agreement.

     (b) Option Price and Method of Payment. The Option price of each Incentive Stock Option shall be no less than the Fair Market Value of the Shares on the date the Incentive Stock Option is granted.
     The option price shall be payable on exercise of the Option
     (i) in cash or by certified check, bank draft or postal or express money order, (ii) by the surrender of Shares then owned by the Participant, or (iii) partially in accordance with clause (i) and partially in accordance with clause (ii) of this Section 2(b). Shares so surrendered in accordance with clause (ii) or (iii) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Shares to be evidenced by delivery of the certificate(s) representing such Shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

     (c)     Option Period.

	  (i) General. The period during which an Incentive Stock Option shall be exercisable shall not exceed ten (10) years from the date such Incentive Stock Option is granted; provided, however, that such Option may be sooner terminated in accordance with the provisions of this Section 2(c). An Incentive Stock Option shall not be exercisable until six (6) months from the date it is granted. Subject to the foregoing, the Committee may establish a period or periods with respect to all or any part of the Incentive Stock Option during which such Option may not be exercised and at the time of a subsequent grant of an Incentive
     Stock Option or at such other time as the Committee may determine accelerate the right of the Participant to exercise all or any part of the Incentive Stock Option not then exercisable. The number of Shares which may be purchased at any one time shall be 100 Shares, a multiple thereof or the total number at the time purchasable under the Incentive Stock Option.
	  (ii) Termination of Employment. If the Participant ceases to be an employee of any member of the Company Group for any reason other than retirement, Disability or death, any then outstanding
     Incentive Stock Option held by the Participant shall terminate on the earlier of the date on which such Option would otherwise expire or one (1) year after such termination of employment, and such Option shall be exercisable, prior to its termination, to the extent it was exercisable as of the date of termination of employment, subject to the ability of the Committee to accelerate exercisability set forth in (i) above.

     (iii) Retirement or Disability. If a Participant's employment is terminated by reason of retirement (as defined in any pension plan maintained by a member of the Company Group in which the Participant participates) or Disability, any then outstanding Incentive Stock Option held by the Participant shall terminate on the earlier of the date on which such Option would otherwise expire or three (3) years after such termination of employment, and such Option shall be exercisable, prior to its termination, to the extent it was exercisable as of the date of termination of employment, subject to the ability of the Committee to accelerate exercisability set forth in (i) above.

     (iv) Death. If a Participant's employment is terminated by death, the representative of the Participant's estate or beneficiaries thereof to whom the Option has been transferred shall have the right during the three (3) year period following the date of the Participant's death to exercise any then outstanding Incentive Stock Options in whole or in part. The number of Shares in respect of which an Incentive Stock Option may be exercised after a Participant's death shall be the number of Shares in respect of which such Option could be exercised as of the date of The Participant's death, subject to the ability of the Committee to accelerate exercisability set forth in (i) above. In no event may the period for exercising an Incentive Stock Option extend beyond the date on which such Option would otherwise expire.

     (d) Non-transferability. Unless otherwise determined by the Committee, an Incentive Stock Option shall not be transferable or assignable by the Participant other than by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by the Participant.

     (e) Separate Agreements. Nonqualified Options may not be granted in the same agreement as an Incentive Stock Option.

3.   Stock Appreciation Rights.

     (a) Grant. Stock Appreciation Rights related to all or any portion of an Incentive Stock Option may be granted by the Committee to any Participant in connection with the grant of an Incentive Stock
     Option to such Participant. Each Stock Appreciation Right shall be subject to such terms and conditions (which may include limitations as to the time when such Stock Appreciation Right becomes exercisable and when it ceases to be exercisable that are more restrictive than the limitations on the exercise of the Incentive
     Stock Option to which it relates) not inconsistent with the provisions of this Part II as shall be determined by the Committee and included in the agreement relating to such Incentive Stock
     Option and Stock Appreciation Right, subject in any event, however, to the following terms and conditions of this Section 3.

     (b) Exercise. No Stock Appreciation Right shall be exercisable after the date the related Incentive Stock Option shall cease to be exercisable, and no Stock Appreciation Right shall be exercisable with respect to such related Incentive Stock Option or portion thereof unless such Incentive Stock Option or portion thereof shall itself be exercisable at that time. A Stock Appreciation Right shall be exercised only upon surrender of the related Incentive
     Stock Option or portion thereof in respect of which the Stock Appreciation Right is then being exercised. A Stock Appreciation
     Right related to an Incentive Stock Option shall be exercisable only at a date when the then Fair Market Value of a Share exceeds the option price per share specified in the related Incentive Stock Option.

     (c) Amount of Payment. On exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount equal to the product of (i) the amount by which the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right exceeds the option price per share specified in the related Incentive Stock
     Option and (ii) the number of shares in respect of which the Stock Appreciation Right shall have been exercised.

     (d) Form of Payment. The Committee shall have the sole discretion either (i) to determine the form in which payment in settlement of a Stock Appreciation Right will be made (i.e., cash, Shares or any combination thereof), or (ii) to consent to or disapprove the election by the Participant to receive cash in full or partial settlement of a Stock Appreciation Right, such consent or disapproval to be given at any time after the election to which it relates. If settlement of a Stock Appreciation Right, or portion thereof, is to be made in the form of Shares, the number of Shares to be distributed shall be the largest whole number obtained by dividing the cash sum otherwise distributable in respect of such settlement by the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right. The value of any fractional Share shall be paid in cash.

     (e) Effect of Exercise of Related Option. If the related Incentive Stock Option is exercised in whole or in part, then the Stock Appreciation Right with respect to the Shares purchased pursuant to such exercise (but not with respect to any unpurchased Shares) shall be terminated as of the date of exercise.

     (f) Non-transferability. Unless otherwise determined by the Committee a Stock Appreciation Right shall not be transferable or assignable by the Participant other than by will or by the laws of descent and distribution, shall not be transferred other than together with the Incentive Stock Option to which it relates, and shall be exercisable during the Participant's lifetime only by the Participant.

     (g) Termination of Employment. If the Participant ceases to be an employee of any member of the Company Group for any reason, each outstanding Stock Appreciation Right shall only be exercisable for such period and to such extent as the related Incentive Stock Option or portion thereof.

III.  NONQUALIFIED STOCK OPTION PROVISIONS

1.   Grant of Nonqualified Stock Options.

     Subject to the provisions of this Part III, the Committee shall from time to time determine those individuals eligible pursuant to Section 4 of
     Part I to whom Nonqualified Stock Options shall be granted and the number of Shares subject to, and terms and conditions of, such Options.

2.   Terms and Conditions of Nonqualified Stock Options.
     Each Nonqualified Stock Option shall be evidenced by an option agreement which shall be in such form as the Committee shall from time to time approve, and which shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares. Each Nonqualified Stock Option agreement shall state the number of Shares covered by the agreement.

     (b) Option Price and Method of Payment. The option price of each Nonqualified Stock Option shall be such price as the Committee, in its discretion, shall establish, and the Committee may, in its discretion, reduce the option price of such Option at any time prior to the exercise of the Option; provided however, that the option price may not be less than the greater of 85 % of the Fair Market Value of the Shares on the date the Nonqualified Stock
     Option is granted or the par value, if any, of the Shares. The option price shall be payable on exercise of the Option (i) in cash or by certified check, bank draft or postal or express money order, (ii) by the surrender of Shares then owned by the Participant, or (iii) partially in accordance with clause (i) and partially in accordance with clause (ii) of this Section 2(b). Shares so surrendered in accordance with clause (ii) or
     (iii) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Shares to be evidenced by delivery of the certificate(s) representing such Shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

     (c)     Option Period.

     (i)     General. The period during which a Nonqualified Stock
     Option shall be exercisable shall not exceed ten (10) years from the date such Nonqualified Stock Option is granted; provided, however, that such Option may be sooner terminated in accordance with the provisions of this Section 2(c). A Nonqualified Stock Option shall not be exercisable until six (6) months from the date it is granted. Subject to the foregoing, the Committee may establish a period or periods with respect to all or any part of the Nonqualified Stock Option during which such Option may not be exercised and at the time of a subsequent grant of a Nonqualified Stock Option or at such other time as the Committee may determine accelerate the right of the Participant to exercise all or any part of the Nonqualified Stock Option not then exercisable. The number of Shares which may be purchased at any one time shall be 100 Shares, a multiple thereof or the total number at the time purchasable under the Nonqualified Stock Option.

     (ii) Termination of Employment. If the Participant ceases to be an employee or director of any member of the Company Group for any reason other than retirement, Disability or death, any outstanding Nonqualified Stock Option held by the Participant shall terminate on the earlier of the date on which such Option would otherwise expire or one (1) year after such termination, and such Option shall be exercisable, prior to its termination, to the extent it was exercisable as of the date of such termination, subject to the ability of the Committee to accelerate exercisability set forth in
     (i) above.

     (iii) Retirement or Disability. If a Participant's employment or status as a director is terminated by reason of retirement (as defined in any pension plan maintained by a member of the Company Group in which the Participant participates for employees, and when the sum of a Participant's whole years of service as a director and age equal or exceed seventy (70) for directors) or Disability, any then outstanding Nonqualified Stock Option held by the Participant shall terminate on the earlier of the date on which such Option would otherwise expire or three (3) years after such termination, and such Option shall be exercisable, prior to its termination, to the extent it was exercisable as of the date of termination, subject to the ability of the Committee to accelerate exercisability set forth in (i) above.

     (iv) Death. If a Participant's employment or status as a director is terminated by death, the representative of the Participant's estate or beneficiaries thereof to whom the Option has been transferred shall have the right during the three (3) year period following the date of the Participant's death to exercise any then outstanding Nonqualified Stock Options in whole or in part. The number of Shares in respect to which a Nonqualified Stock Option may be exercised after a Participant's death shall be the number of Shares in respect of which such Option could be exercised as of the date of the Participant's death, subject to the ability of the Committee to accelerate exercisability set forth in (i) above. In no event may the period for exercising a Nonqualified Stock Option extend beyond the date on which such Option would otherwise expire.

     (d) Non-transferability. Unless otherwise determined by the Committee, a Nonqualified Stock Option shall not be transferable or assignable by the Participant other than by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by the Participant.

3.   Stock Appreciation Rights.

     (a) Grant. Stock Appreciation Rights related to all or any portion of a Nonqualified Stock Option may be granted by the Committee to any Participant in connection with the grant of a Nonqualified Stock
     Option or unexercised portion thereof held by the Participant at any time and from time to time during the term thereof. Each Stock Appreciation Right shall be subject to such terms and conditions
     (which may include limitations as to the time when such Stock Appreciation Right becomes exercisable and when it ceases to be exercisable that are more restrictive than the limitations on the exercise of the Nonqualified Stock Option to which it relates) not inconsistent with the provisions of this Part Ill as shall be determined by the Committee and included in the agreement relating to such Nonqualified Stock Option and Stock Appreciation Right, subject in any event, however to the following terms and conditions of this Section 3.

     (b) Exercise. No Stock Appreciation Right shall be exercisable with respect to such related Nonqualified Stock Option or portion thereof unless such Nonqualified Stock Option or portion shall itself be exercisable at that time. A Stock Appreciation Right shall be exercised only upon surrender of the related Nonqualified Stock Option or portion thereof in respect of which the Stock Appreciation Right is then being exercised.

     (c) Amount of Payment. On exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount equal to the product of (i) the amount by which the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right exceeds the option price per share specified in the related
     Nonqualified Stock Option and (ii) the number of shares in respect of which the Stock Appreciation Right shall have been exercised.

     (d) Form of Payment. The Committee shall have the sole discretion either (i) to determine the form in which payment in settlement of a Stock Appreciation Right will be made (i.e., cash, Shares or any combination thereof), or (ii) to consent to or disapprove the election by the Participant to receive cash in full or partial settlement of the Stock Appreciation Right, such consent or disapproval to be given at any time after the election to which it relates. If settlement of a Stock Appreciation Right, or portion thereof, is to be made in the form of Shares, the number of Shares to be distributed shall be the largest whole number obtained by dividing the cash sum otherwise distributable in respect of such settlement by the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right. The value of any fractional Share shall be paid in cash.

     (e) Effect of Exercise of Related Option. If the related Nonqualified Stock Option is exercised in whole or in part, then the Stock Appreciation Right with respect to the Shares purchased pursuant to such exercise (but not with respect to any unpurchased Shares) shall be terminated as of the date of exercise.

     (f)     Non-transferability.   Unless otherwise determined by the
     Committee, a stock Appreciation Right shall not be transferable or assignable by the Participant other than by will or the laws of descent and distribution, shall not be transferred other than together with the Nonqualified Stock Option to which it relates, and shall be exercisable during the Participant's lifetime only by the Participant.

     (g) Termination. If the Participant ceases to be an employee or director of any member of the Company Group for any reason, each outstanding Stock Appreciation Right shall be exercisable for such period and to such extent as the related Nonqualified Stock Option or portion thereof.

IV. MISCELLANEOUS

1.   Effective Date.

     This Plan shall become effective on May 20, 1994 (the "Effective Date"), provided, however, that if the Plan is not approved by the shareholders of the Company prior to the expiration of the one year period commencing on the Effective Date, this Plan and all Options and Stock Appreciation Rights granted hereunder shall be null and void and shall be of no effect.


2.   Duration of Program.

     Unless sooner terminated, the Plan shall remain in effect for a period of ten years after the Effective Date and shall thereafter terminate. No Incentive Stock Options or Nonqualified Stock Options may be granted after the termination of this Plan; provided however, that except as otherwise provided in Section 1 of this Part IV, termination of the Plan shall not affect any Options or Stock Appreciation Rights previously granted, which such Options and Stock Appreciation Rights shall remain in effect until exercised, surrendered or cancelled, or until they have expired, all in accordance with their terms.

3.   Changes in Capital Structure, etc.
     In the event of changes in the outstanding common shares of the Company by reasons of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchange of shares, separations, reorganizations, or liquidations, the number of Shares available under the Plan in the aggregate and the maximum number of Shares as to which Options and Stock Appreciation Rights may be granted to any Participant shall be correspondingly adjusted by the Committee. In addition, the Committee shall make appropriate adjustments in the number of Shares as to which outstanding Options, Stock Appreciation Rights, or portions thereof then unexercised, shall relate, to the end that the Participant's proportionate interest shall be maintained as before the occurrence of such events; such adjustment shall be made without change in the total price applicable to the unexercised portion of Options and with a corresponding adjustment in the option price per Share.

     In addition, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the Board of Directors of any entity assuming the obligations of the Company hereunder, shall, as to outstanding Options and Stock Appreciation Rights, either (i) make appropriate provision for the continuation of such Options and Stock Appreciation Rights by substituting on an equitable basis for the shares then subject to such Options and Stock Appreciation Rights the consideration payable with respect to the outstanding Shares in connection with the Acquisition, or (ii) upon written notice to the optionees, provide that all Options and Stock Appreciation Rights must be exercised, to the extent then exercisable, within a specified number of days (no less than thirty (30)) of the date of such notice, at the end of which period the Options and Stock Appreciation Rights shall terminate; or (iii) terminate all Options and Stock Appreciation Rights in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

4.   Rights as Shareholder.

     A Participant entitled to Shares as a result of the exercise of an Option or Stock Appreciation Right shall not be deemed for any purpose to be, or have rights as, a shareholder of the Company by virtue of such exercise, except to the extent a stock certificate is issued therefor and then only from the date such certificate is issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

5.   Expenses.
     The expenses of this Plan shall be paid by the Company and/or any member(s) of the Company Group.

6.   Withholding.
     Any person exercising an Option or Stock Appreciation Right shall be required to pay to the appropriate member of the Company Group the amount of any taxes such member is required by law to withhold with respect to the exercise of such Option or Stock Appreciation Right. Such payment shall be due on the date such member is required by law to withhold such taxes. Such payment may also be made at the election of the optionee by the surrender of Shares then owned by the optionee, or the withholding of Shares otherwise to be issued to the optionee on exercise, in an amount that would satisfy the withholding amount due. Any election so made by optionees subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, shall be in accordance with the requirements of Rule 16b-3 and any interpretations thereof of the Securities and Exchange Commission. The value of such Shares withheld or delivered shall be equal to the Fair Market Value of such Shares on the date of exercise. In the event that such payment is not made when due, the Company shall have the right to deduct, to the extent permitted by law, from any payment of any kind otherwise due to such person from any member of the Company Group, all or part of the amount required to be withheld (including cash payable in settlement of a Stock Appreciation Right).

7.   Compliance with Applicable law.

     Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares to be delivered pursuant to the exercise of an Option or Stock Appreciation Right, unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws and regulations of governmental authority. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law or regulation. The Committee may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws and regulations, that the Participant make such covenants, agreements and representations as the Committee, in its sole discretion, deems necessary or desirable.

8.   Application of Funds.

     Any cash proceeds received by the Company from the sale of Shares pursuant to Options will be used for general corporate purposes.

9.   Amendment of the Plan.

     The Board may from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever; provided, however, that any amendment requiring stockholder approval under Section 422 of the Code shall not be made without the further approval of the shareholders of the Company. No such suspension, discontinuance, revision or amendment shall in any manner affect any grant theretofore made without the consent of the Participant or the transferee of the Participant, unless necessary to comply with applicable law.